ANNUITY INVESTORS LIFE INSURANCE COMPANY®
ANNUITY INVESTORS® VARIABLE ACCOUNT C
THE COMMODORE HELMSMAN®
AND THE COMMODORE MAJESTY®
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED ANNUITIES
SUPPLEMENT DATED DECEMBER 8, 2006
TO SUPPLEMENTAL PROSPECTUS DATED MAY 1, 2006
We have received approval from the Securities and Exchange Commission to substitute shares of the portfolios (the “Old Portfolios”) in which the Closed Subaccounts invest with shares of other portfolios (the “New Portfolios”).

Old Portfolio	New Portfolio
Related Closed Subaccount	Related Open Subaccount

Old Mutual Columbus Circle Technology and Communications Portfolio	Dreyfus IP Technology Growth Portfolio—Initial Shares
(Old Mutual Columbus Circle Technology and Communications Portfolio Subaccount)	(Dreyfus IP Technology Growth Portfolio Subaccount)
Wells Fargo Advantage VT Discovery FundSM	American Century VP VistaSM Fund—Class I
(Wells Fargo Advantage VT Discovery FundSM Subaccount)	(American Century VP VistaSM Fund Subaccount)

Wells Fargo Advantage VT Opportunity FundSM	AIM V.I. Capital Development Fund—Series II Shares
(Wells Fargo Advantage VT Opportunity FundSM Subaccount)	(AIM V.I. Capital Development Fund Subaccount)

As of December 27, 2006, the Separate Account will no longer offer the three Closed Subaccounts listed in the table to any Contract Owners, these three Closed Subaccounts will no longer be available to you as investment options, and you will not be able to allocate purchase payments or transfer amounts to these three Closed Subaccounts.
On December 27, 2006, we will implement the substitutions by automatically redeeming shares of the Old Portfolio that are held by the related Closed Subaccount and using the proceeds to buy shares of the New Portfolio through the related Open Subaccount. We will purchase the class of shares of each New Portfolio that is identified in the table.